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                                                                    EXHIBIT 99.1

                                  CERTIFICATION

     To my knowledge, this Report on Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Genuity Inc.



                                       GENUITY INC.



                                       By: /s/ Paul R. Gudonis
                                          -----------------------------------
                                                    Paul R. Gudonis
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                               (DULY AUTHORIZED OFFICER)



                                       By: /s/ Daniel P. O'Brien
                                          ------------------------------------
                                                   Daniel P. O'Brien
                                               EXECUTIVE VICE PRESIDENT
                                              AND CHIEF FINANCIAL OFFICER
                                               (DULY AUTHORIZED OFFICER)


Dated: August 14, 2002